EXHIBIT 99

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

MASTER SERVICING

MORTGAGE PASS-THROUGH CERTIFICATES

10/2001 DISTRIBUTION REPORT

SERIES: wamms 2001-ms11 WEIGHTED AVERAGE PC RATE: 6.79153%

POOL NUMBER: Group 1 = 1772

____________________________________________________________________________________________

ISSUE DATE: 09/28/2001

CERTIFICATE BALANCE AT ISSUE: $592,367,185.00

CERTIFICATE

TOTAL ACCOUNT CERTIFICATE

NUMBER OF ACTIVITY BALANCE

MORTGAGES (@PC RATE) OUTSTANDING

_________ __________________ __________________

BALANCES FROM LAST FISCAL MONTH-END: 1412 $592,367,185.98

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month $458,411.26

Unscheduled Principal Collection/Reversals $221,890.00

Liquidations-in-full 10 $3,703,064.16

Net principal Distributed $4,383,365.42 ($4,383,365.42)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF): $0.00

BALANCE CURRENT FISCAL MONTH-END: 1402 $587,983,820.56

SCHEDULED INTEREST AT MORTGAGE RATE: $3,669,633.09

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals $0.00

Interest Uncollected on Liquidation $0.00

Interest Uncollected on Non-Earning Assets $0.00

Net Unscheduled Interest Distributed $0.00

OTHER:

Loan Conversion Fees $0.00

Expense Reimbursements $0.00

Gain on Liquidations $0.00

Hazard Insurance Premium Refunds $0.00

Net Other Distributions $0.00

SCHEDULED SERVICING FEE EXPENSES: $315,809.99

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals $0.00

Servicing Fees Uncollected on Liquidation $0.00

Servicing Fees Uncollected/Non-Earning Assets $0.00

Net Unscheduled Service Fees Distributed $0.00

MISCELLANEOUS EXPENSES: $0.00

NET FUNDS DISTRIBUTED: $7,737,188.52

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

MASTER SERVICING

MORTGAGE PASS-THROUGH CERTIFICATES

10/2001 DISTRIBUTION REPORT

SERIES: wamms 2001-ms11 WEIGHTED AVERAGE PC RATE: 6.79153%

POOL NUMBER: Group 1 = 1772

____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

Loan Count Of Aggregate Loss

Incurred Loss Amount

__________________ _________________

0 $0.00

*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

Principal Scheduled Interest Net Interest Total

Distribution Interest Due Adjustment Distribution Other Distribution

__________________ ________________ ________________ ________________ ________________ ________________

$4,383,365.42 $3,353,823.10 $0.00 $3,353,823.10 $0.00 $7,737,188.52

INSURANCE RESERVES

Original Claims In Claims Coverage Coverage

Insurance Type Balance Progress Paid Adjustments Remaining

___________________ ________________ ________________ ________________ ________________ ________________

MPI $0.00 $0.00 $0.00 $0.00 $0.00

Special Hazard $0.00 $0.00 $0.00 $0.00 $0.00

Bankruptcy Bond

Single-Units $0.00 $0.00 $0.00 $0.00 $0.00

Multi-Units $0.00 $0.00 $0.00 $0.00 $0.00

Mortgage Repurchase $0.00 $0.00 $0.00 $0.00 $0.00

DELINQUENT INSTALLMENTS

ONE TWO THREE

Count Principal Balance Count Principal Balance Count Principal Balance

_____ _________________ _____ _________________ _____ _________________

7 $3,225,359.80 0 $0.00 0 $0.00

FOUR IN FORECLOSURE ACQUIRED

Count Principal Balance Count Principal Balance Count Principal Balance

_____ _________________ _____ _________________ _____ _________________

0 $0.00 0 $0.00 0 $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6

Certificates immediately after the principal and interest distribution on

10/25/2001 are as follows:

Class Class Principal Balance

B1 $9,766,496.64

B2 $3,551,454.42

B3 $2,663,589.81

B4 $1,775,727.21

B5 $887,863.60

B6 $1,183,817.47

__________________

Total $19,828,949.15

==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

EXHIBIT 99

DELINQUENT* MORTGAGE LOANS (As of September 30, 2001):

SERIES: 2001-ms11 POOL NUMBER: Group 1 = 1772

I II III

Total Loans In Total Delinquent Loans Delinquent

Mortgage Pool Loans 1 Month

-------------------- --------------------- ---------------------

Dollar Amount: $587,983,820.56** $3,225,359.80*** $3,225,359.80***

Number: 1402 7 7

% of Pool: 100.00% 0.55% 0.55%

(Dollars)

% of Pool: 100.00% 0.50% 0.50%

(No. of Loans)

IV V VI

Loans Delinquent Loans Delinquent Loans In

2 Month 3 Month Foreclosure

-------------------- --------------------- ---------------------

Dollar Amount: $0.00*** $0.00*** $0.00***

Number: 0 0 0

% of Pool: 0.00% 0.00% 0.00%

(Dollars)

% of Pool: 0.00% 0.00% 0.00%

(No. of Loans)

VII

Loans Acquired

--------------------

Dollar Amount: $0.00***

Number: 0

% of Pool: 0.00%

(Dollars)

% of Pool: 0.00%

(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 2001 scheduled payments and September 01, 2001 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of

September 30, 2001.

Trading Factor, calculated as of distribution date : 0.99260026.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 2001, and unscheduled prepayments in months prior to October ) can be calculated.